UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 8, 2026

International Paper Company
(Exact name of registrant as specified in its charter)
Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (901) 419-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange
Common Stock, $1 per share par value	IPC	London Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in International Paper Company's (the "Company") Current Report on Form 8-K filed on July 17, 2026 (the "Prior 8-K"), the Board of Directors (the "Board") of the Company, upon the recommendation of the Governance Committee, appointed Katherine Collins and Lori J. Ryerkerk to serve as independent directors of the Company effective October 1, 2026. At the time of the appointments, the Board had not yet determined the committee assignments for Ms. Collins and Ms. Ryerkerk.

Following further consideration, the Board, upon recommendation of the Governance Committee, on October 8, 2026, appointed Ms. Collins to serve as a member of the Audit and Finance Committee and the Governance Committee and appointed Ms. Ryerkerk to serve as a member of the Management Development and Compensation Committee and the Safety, Sustainability and Technology Committee.

As previously disclosed in the Prior 8-K, Directors Ahmet C. Dorduncu and Kathryn D. Sullivan notified the Board of their intention to retire from Board service effective December 31, 2026. Consistent with the Board's succession planning and transition process described in the Prior 8-K, Mr. Dorduncu and Ms. Sullivan will remain available to support an orderly transition by attending Audit and Finance and Safety, Technology and Sustainability committee meetings as invited guests until their respective retirement dates. During this transition period, they will serve solely in a non-voting capacity, will not be considered members of the committee for governance or quorum purposes, and will not possess any voting rights with respect to committee matters.

The information set forth in this Item 5.02 Current Report on Form 8-K updates and supplements the disclosure contained in the Prior 8-K regarding the committee assignments of Ms. Collins and Ms. Ryerkerk and the previously disclosed transition arrangements for Directors Dorduncu and Sullivan.

Item 9.01 Financial Statements and Exhibits.
(d). Exhibits.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date:	October 8, 2026	By:	/s/ Joseph R. Saab
		Name:	Joseph R. Saab
		Title:	Senior Vice President, General Counsel and Corporate Secretary